PROSPECTUS
February 29, 1996

                            INVESCO EUROPEAN FUND
                          INVESCO PACIFIC BASIN FUND

      INVESCO EUROPEAN FUND seeks to achieve capital appreciation by investing principally in equity securities of companies domiciled in specified European countries.

      INVESCO PACIFIC BASIN FUND seeks to achieve capital appreciation by investing principally in equity securities of companies domiciled in specified Far Eastern or Western Pacific countries.

      Each Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate funds, each of which represents a separate portfolio of investments. This Prospectus relates to shares of INVESCO European Fund and INVESCO Pacific Basin Fund (also sometimes jointly referred to as the "Funds"). A separate Prospectus is available upon request from INVESCO Funds Group, Inc. for the Company's third fund, INVESCO International Growth Fund.
Additional funds may be offered in the future.

      Both  Funds'   investments  may  consist  in  part  of  securities  that
may  be  deemed  to  be   speculative.   (See   "Investment   Objectives   and
Policies.")

      This Prospectus provides you with the basic information you should know before investing in either of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated February 29, 1996, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P. O. Box 173706, Denver, Colorado 80217-3706; or call 1-800- 525-8085.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
----------

                              TABLE OF CONTENTS

                                                                          Page


ANNUAL FUND EXPENSES.......................................................  2

FINANCIAL HIGHLIGHTS.......................................................  3

PERFORMANCE DATA...........................................................  5

INVESTMENT OBJECTIVES AND POLICIES.........................................  5

RISK FACTORS...............................................................  8

THE FUNDS AND THEIR MANAGEMENT.............................................  9

HOW SHARES CAN BE PURCHASED................................................ 11

SERVICES PROVIDED BY THE FUNDS............................................. 12

HOW TO REDEEM SHARES....................................................... 14

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS............................ 16

ADDITIONAL INFORMATION..................................................... 17

ANNUAL FUND EXPENSES

      The Funds whose shares are offered through this Prospectus are INVESCO European Fund and INVESCO Pacific Basin Fund. These Funds are 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses                    European     Pacific Basin

Sales load "charge" on purchases                        None              None
Sales load "charge" on reinvested
  dividends                                             None              None
Redemption fees                                         None              None
Exchange fees                                           None              None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                         0.75%             0.75%
12b-1 Fees                                              None              None
Other Expenses                                         0.65%             0.77%
  Transfer Agency Fee(1)                               0.36%             0.41%
  General services, Administrative
    services, Registration,
    Postage(2,3)                                       0.29%             0.36%
Total Portfolio Operating Expenses(2)                  1.40%             1.52%

      (1)   Consists   of   the   transfer    agency   fee   described   under
"Additional Information - Transfer and Dividend Disbursing Agent."


      (2) The Funds' custodian fees were reduced under an expense offset arrangement. However, as a result of a new requirement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, 1995.


      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                              1 Year     3 Years     5 Years    10 Years
                              ------     -------     -------    --------

INVESCO European Fund            $14         $45         $77        $169
INVESCO Pacific Basin Fund       $16         $48         $83        $182

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Such expenses are paid from the Funds' assets. (See "The Funds and Their Management.") The Funds charge no sales load, redemption fee or exchange fee and bear no distribution expenses. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with audited financial statements and the Report of Independent Accountants thereon appearing in the Funds' 1995 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number on the cover of this Prospectus.


                                                                                                                  Period
                                                                                                                   Ended
                                                                                                                 October
                                                                 Year Ended October 31                                31
                                   ---------------------------------------------------------------------------- --------
                                   1995     1994    1993      1992     1991     1990     1989     1988     1987    1986^

European Fund

PER SHARE DATA
Net Asset Value -
  Beginning of Period            $12.95   $12.20   $10.14   $11.14   $11.04   $10.03   $ 9.04   $ 7.98   $ 8.31   $ 8.00
                                  ----------------------------------------------------------------------------- --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.23     0.16     0.14     0.20     0.22     0.26     0.11     0.09     0.05     0.01
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                  1.12     0.75    2.06    (1.00)     0.26     1.01     0.99     1.05    (0.32)    0.31
                                  ------------------------------------------------------------------------------ -------
Total from Investment
  Operations                       1.35     0.91     2.20   (0.80)     0.48     1.27     1.10     1.14    (0.27)    0.32
                                  ------------------------------------------------------------------------------ -------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                           0.21     0.16     0.14     0.20     0.21     0.26     0.11     0.08     0.05     0.01
Distributions from
  Capital Gains                    0.00     0.00     0.00     0.00     0.17     0.00     0.00     0.00     0.01     0.00
                                  ------------------------------------------------------------------------------ -------
Total Distributions                0.21     0.16     0.14     0.20     0.38     0.26     0.11     0.08     0.06     0.01
                                  ------------------------------------------------------------------------------ -------
Net Asset Value -
  End of Period                  $14.09   $12.95   $12.20   $10.14   $11.14   $11.04   $10.03   $ 9.04   $ 7.98   $ 8.31
                                  ============================================================================== =======

TOTAL RETURN                     10.42%    7.43%   21.78%  (7.22%)    4.34%   12.70%   12.12%   14.34%  (3.25%)   3.91%*






RATIOS
Net Assets - End of Period
  ($000 Omitted)               $224,200 $349,842 $270,544 $117,276  $74,497  $83,521  $10,910   $6,801   $9,537   $787
Ratio of Expenses to
  Average Net Assets             1.40%@    1.20%    1.28%    1.29%    1.43%    1.29%    1.78%    1.88%    1.50%   1.50%~
Ratio of Net Investment
  Income to Average
  Net Assets                      1.26%    1.28%    1.76%    2.23%    1.83%    3.38%    1.57%    1.08%    1.44%   0.26%~
Portfolio Turnover Rate             96%      70%      44%      87%      61%      20%     118%      75%     131%      4%*


^ From June 2, 1986, commencement of operations, to October 31, 1986.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio reflects Total Expenses prior to any expense offset.

~ Annualized


(For a Fund Share Outstanding Throughout Each Period)

                                                                 Year Ended October 31
                                 ---------------------------------------------------------------------------------------
                                   1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
Pacific Basin Fund<

PER SHARE DATA
Net Asset Value -
  Beginning of Period            $17.07   $15.11   $11.02   $13.19   $11.95   $14.24   $12.24   $ 9.68   $11.52   $ 8.39
                                 ---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)       0.06     0.04     0.04     0.07     0.11     0.05     0.02   (0.02)     0.07     0.03
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                (1.45)     2.28     4.09   (2.18)     1.23   (1.97)     2.00     2.58     1.27     4.86
                                 ---------------------------------------------------------------------------------------
Total from Investment
  Operations                     (1.39)     2.32     4.13   (2.11)     1.34   (1.92)     2.02     2.56     1.34     4.89
                                 ---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                0.06     0.04     0.04     0.06     0.10     0.09     0.02     0.00     0.07     0.03
Distributions from
  Capital Gains                    1.79     0.32     0.00     0.00     0.00     0.28     0.00     0.00     3.11     1.73
                                 ---------------------------------------------------------------------------------------
Total Distributions                1.85     0.36     0.04     0.06     0.10     0.37     0.02     0.00     3.18     1.76
                                 ---------------------------------------------------------------------------------------
Net Asset Value -
  End of Period                  $13.83   $17.07   $15.11   $11.02   $13.19   $11.95   $14.24   $12.24   $ 9.68   $11.52
                                 =======================================================================================
TOTAL RETURN                    (8.31%)   15.63%   37.51%  (16.03%)  11.27%  (13.47%)   16.54%   26.36%   11.72%   58.22%






RATIOS
Net Assets - End of Period
  ($000 Omitted)               $154,374 $352,888 $299,192  $26,488  $27,683  $16,871  $23,642  $28,364  $35,953   $8,526
Ratio of Expenses to
  Average Net Assets             1.52%@    1.24%    1.22%    1.78%    1.87%    1.79%    1.62%    1.62%    1.26%    1.47%
Ratio of Net
  Investment Income (Loss)
  to Average Net Assets           0.37%    0.28%    0.63%    0.66%    0.99%    0.36%    0.13%  (0.12%)    0.39%    0.39%
Portfolio Turnover Rate             56%      70%      30%     123%      89%      93%      86%      69%     155%     199%


< The per share  information  for the Pacific  Basin Fund for 1993 was  computed based on weighted average shares.

@ Ratio reflects Total Expenses prior to any expense offset.





  Further information about the performance of the Funds is contained in the Company's annual report to shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

PERFORMANCE DATA

      From time to time, the Funds advertise their total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Periods of one year, five years and ten years (or the life of the Fund, whichever is shorter) are used.

      Statements of the Funds' total return performance are based upon investment results during a specified period. Thus, any given report of total return performance should not be considered as representative of future performance. The Funds charge no sales load, redemption fee, or exchange fee which would affect the total return computation.

      In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between the Funds' performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher
Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "European Region Funds," in the case of INVESCO European Fund, and "Pacific Region Funds," in the case of INVESCO Pacific Basin Fund, Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

INVESTMENT OBJECTIVES AND POLICIES

      The Company consists of three separate portfolios of investments, each represented by a different class of the Company's common stock. This Prospectus relates to the INVESCO European Fund and INVESCO Pacific Basin Fund; a separate Prospectus for INVESCO International Growth Fund is available.

      The investment objective of the INVESCO European and Pacific Basin Funds is to seek capital appreciation. Each Fund invests primarily in the equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock) of companies domiciled in a particular geographic region, which may be either established, well-capitalized companies or newly-formed small cap companies. The Funds have not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Funds' investments in foreign equity securities and, therefore, investors in the Funds should consider that investments may consist in part of securities which may be deemed to be speculative.

      INVESCO European Fund. Under normal conditions, at least 80% of the total assets of INVESCO European Fund are invested in the equity securities of companies domiciled in the following European countries: England, France, Germany, Belgium, Italy, the Netherlands, Switzerland, Denmark, Sweden, Norway, Finland, and Spain. The economies of these countries may vary widely in their condition, and may be subject to sudden changes that could have a positive or negative impact on the Fund. The securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries, but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. There are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one country.

      INVESCO Pacific Basin Fund. Under normal conditions, at least 80% of the total assets of INVESCO Pacific Basin Fund are invested in the equity securities of companies domiciled in the following Far Eastern or Western Pacific countries: Japan, Australia, Hong Kong, Malaysia, Singapore and the Philippines. The economies of these countries may vary widely in their condition, and may be subject to sudden changes that could have a positive or negative impact on the Fund. The equity securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries, but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. While it is anticipated that substantial investments will be made in companies domiciled in Japan, there are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one Far Eastern or Western Pacific country.

     The balance of each Fund's total assets may be held as cash, or invested in any securities or other instruments deemed appropriate at the time of investment by the Funds' investment adviser and sub-adviser (collectively, "Fund Management"), consistent with the Funds' investment policies and restrictions. These investments include debt securities issued by companies domiciled in the Funds' respective geographic sectors, and debt or equity securities issued by companies domiciled outside the Funds' respective geographic sectors. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Funds are not required to dispose of debt securities whose ratings are down-graded below investment grade. Such equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may be traded on national or regional stock exchanges or in the over-the-counter market. This portion of each Fund's assets also may be invested in short-term debt obligations maturing no later than one year from the date of purchase, which are determined by Fund Management to be of high grade. Investments in high-quality, short-term debt securities will consist of U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. In addition, each Fund may hold cash or invest temporarily in such short-term securities in an amount up to 100% of its total assets as a temporary defensive measure if Fund Management determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While a Fund is in a defensive position, the opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments. There can be no assurance that the Funds will be able to achieve their investment objective.

      The investment objective of each Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, each Fund is subject to certain investment restrictions which are set forth in the Statement of Additional Information and which may not be altered without similar approval of the Fund's shareholders. One of those restrictions limits each Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of net assets of the Fund.

     Repurchase Agreements. Investments in short-term securities may include repurchase agreements. The Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, a Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Funds' custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. A Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities. The Funds have not adopted any limit on the amount of their total assets that may be invested in repurchase agreements maturing in seven days or less.

      Securities Lending. The Funds also may lend their securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Funds to earn income, which, in turn, can be invested in additional securities to pursue the Funds' investment objectives. Loans of securities by the Funds will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of a Fund's net assets (taken at market value).

     Country Funds. The Funds may invest in companies domiciled in certain countries by purchasing common shares of closed-end investment companies organized to invest in the securities markets of particular countries (so-called "country funds"). They may do so, however, only where it is not possible for non-residents to make direct investments in securities of companies in those countries and where the investment objective of the country fund is consistent with the Funds' objective of seeking capital appreciation. The Funds may not purchase shares of a country fund if (a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of a particular country fund, or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in a particular country fund or more than 10% of its total assets invested in the securities of other investment companies. Investment in certain country funds may involve the payment of substantial premiums above the value of such funds' portfolio securities. Investing in shares of such country funds presents the additional risk that the market price of the funds' shares may fall below the funds' net asset values (i.e., that the funds will trade at a discount from their net asset values). The Funds do not intend to invest in country funds which are trading at a premium unless, in the judgment of Fund Management, the potential benefits of such investments justify the payment of the applicable premiums. To the extent the Funds invest in country funds, the investment return will be reduced by the operating expenses of such funds, including fees paid to the investment managers of those funds, resulting in duplication of advisory fees paid on any Fund assets invested in country funds. At such time as direct investment in a country is allowed, the Funds will invest directly in securities of companies domiciled in such country.

RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in either of the Funds. The Funds' policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.

     Foreign Securities. The Funds may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other aspects of international investing to consider include:

      -less    publicly    available    information    than    is    generally
available about U.S. issuers;

      -differences   in   accounting,   auditing   and   financial   reporting
standards;

      -generally    higher    commission    rates   on    foreign    portfolio
transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

      -less   government   regulation   of  stock   exchanges,   brokers   and
listed companies abroad than in the United States; and

      -investments  in certain  countries may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      When the Funds invest in foreign securities, such securities are usually denominated in foreign currency and the Funds may temporarily hold funds in foreign currencies. Thus, the Funds' share values are affected by changes in currency exchange rates. Because the Funds' assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Funds' net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Funds will pay dividends in dollars and in such event will incur currency conversion costs.

      Forward Foreign Currency Contracts. The Funds may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Funds hold foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.
Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Funds will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Funds not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed below. For additional information regarding foreign securities, see the Company's Statement of Additional Information.

     Illiquid and Rule 144A Securities. The Funds are authorized to invest in securities which are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 10% of its total assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

      The securities that may be purchased subject to the foregoing restriction include restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"). The liquidity of the Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. Although the Funds do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for each Fund may exceed 100%, and may be higher than that of other investment companies seeking capital appreciation. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case, and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.

THE FUNDS AND THEIR MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Funds' predecessor portfolios, the European Portfolio and Pacific Basin Portfolio of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. All financial and other information about the Funds for periods prior to July 1, 1993 relates to such former portfolios. On July 1, 1993, the Company also assumed, through its INVESCO International Growth Fund, all of the assets and liabilities of that fund's predecessor, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. The overall supervision of each Fund is the responsibility of the Company's board of directors.

      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement. Under this agreement, INVESCO is primarily responsible for providing the Funds with various administrative services, and supervising the Funds' daily business affairs. These services are subject to review by the Company's board of directors.


      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of October 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $11.1 billion on behalf of over 784,000 shareholders.


      Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to INVESCO European Fund and INVESCO Pacific Basin Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Funds. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO International Growth Fund, the INVESCO European Small Company Fund, and the INVESCO Latin American Growth Fund.
Although the Funds are not parties to the sub-advisory agreement, that agreement, naming IAML's predecessor as sub-adviser, has been approved by the shareholders of the Funds.


^


     Each Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of each Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to each Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.

      Each Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at the annual rate of 0.75% on the first $350 million of the average net assets of a Fund; 0.65% on the next $350 million of a Fund's average net assets; and 0.55% on a Fund's average net assets in excess of $700 million. For the fiscal year ended October 31, 1995, the Funds paid fees equal to the following percentage of their net assets as follows: European Fund, 0.75%; Pacific Basin Fund, 0.75%. While the portions of INVESCO's fees which are equal to 0.75% of each Fund's net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds comparable to INVESCO European Fund and INVESCO Pacific Basin Fund whose assets are invested primarily in equity securities of companies located outside the United States.

      Out of the advisory fees which it receives from the Funds, INVESCO pays IAML, as sub-adviser to these Funds, a monthly fee with respect to each Fund computed at the following annual rates: 0.45% on the first $350 million of a Fund's average net assets; 0.40% on the next $350 million of a Fund's average net assets; and 0.35% on a Fund's average net assets in excess of $700 million. No fee is paid by either Fund to IAML.

      The Company also has entered into an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub- accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Funds maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

     Each Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Funds (prior to any expense offset), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of their average net assets for the fiscal year ended October 31, 1995, were 1.40% for INVESCO European Fund and 1.52% for INVESCO Pacific Basin Fund.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. The Funds may place orders for portfolio transactions with qualified broker-dealers that recommend the Funds to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

      Shares of each Fund are sold on a continuous basis by INVESCO, as the Funds' distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of a Fund. To purchase shares of one or both of the Funds, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

     PURCHASE  ORDERS  MUST  SPECIFY THE FUND IN WHICH THE  INVESTMENT  IS TO BE
MADE.

     The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest account, as described below in the Prospectus section entitled "Services Provided by the Funds", may open an account without making any initial investment if they agree to make minimum monthly purchases of $50;
(2) those shareholders investing in an Individual Retirement Account (IRA), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Funds under a federal income tax-sheltered retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and, thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

      The purchase of Fund shares can be expedited by placing bank wire, overnight courier, or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237.

      Orders to purchase shares of either Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Company within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Funds for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be cancelled due to non-payment, you will be responsible for any related loss the Company or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Funds, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Funds through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Funds in any transaction. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Funds.

      Each Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for each Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of that Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUNDS

      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded, and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Funds. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Funds' office by using the telephone number on the cover of this Prospectus.

      Reinvestment of Distributions. Dividends and other gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share of that Fund in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to INVESCO at least two weeks prior to the ex-dividend date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of either Fund may be exchanged for shares of any other Fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange:
INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves the redemption of shares in a Fund and investment of the redemption proceeds in shares of another Fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

     The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate the exchange privilege of any shareholder who requests more than four exchanges a year. The Funds will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

      Tax-Deferred Retirement Plans. Shares of either Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans, and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code of 1986 by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of either Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the Funds' office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

     If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

      BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Funds' automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

     Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Funds charge no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Funds will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions may require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. Each Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to qualify for tax treatment as a regulated investment company. Thus, the Funds do not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of a Fund or another fund in the INVESCO group.

      Each Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund qualifies and elects to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on a Fund account by ensuring that INVESCO has a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Funds earn ordinary or net investment income in the form of dividends and interest on their investments. The Funds' policy is to distribute substantially all of this income, less Fund expenses, to shareholders annually, at the discretion of the Company's board of directors.

      In addition, each Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending on how long a Fund held the security which gave rise to the gains. The capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

      Shareholders also may realize capital gains or losses when they sell Fund shares at more or less than the price originally paid.

     Shareholders  are  encouraged to consult their tax advisers with respect to
these  matters.   For  further   information   see   "Dividends,   Capital  Gain
Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company's Funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

      Shareholder Inquiries. All inquiries regarding the Funds should be directed to the Funds at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for each Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $14.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or record-keeping fee of up to $14.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                    INVESCO EUROPEAN FUND
                                    INVESCO PACIFIC BASIN FUND

                                    Two no-load  mutual  funds  seeking  capital
                                    appreciation    through    investments    in
                                    designated geographical sectors

                                    PROSPECTUS
                                    February 29, 1996

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 E. Union Avenue
      Lobby Level

PROSPECTUS
February 29, 1996

                      INVESCO INTERNATIONAL GROWTH FUND

      INVESCO INTERNATIONAL GROWTH FUND (the "Fund"), seeks to achieve a high total return through capital appreciation and current income by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings. The Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective and Policies.")

      The Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate funds, each of which represents a separate portfolio of investments. This Prospectus relates to shares of INVESCO International Growth Fund. A separate Prospectus is available upon request from INVESCO Funds Group, Inc. for the Company's other funds, INVESCO European Fund and INVESCO Pacific Basin Fund.
Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated February 29, 1996, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To obtain a free copy write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085.

THESE   SECURITIES   HAVE   NOT   BEEN   APPROVED   OR   DISAPPROVED   BY  THE
SECURITIES    AND    EXCHANGE    COMMISSION    OR   ANY    STATE    SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT   INSURANCE   CORPORATION,   THE   FEDERAL   RESERVE   BOARD   OR  ANY
OTHER AGENCY.
                                  ----------

TABLE OF CONTENTS                                                         Page

ANNUAL FUND EXPENSES.......................................................  2

FINANCIAL HIGHLIGHTS.......................................................  3

PERFORMANCE DATA...........................................................  4

INVESTMENT OBJECTIVE AND POLICIES..........................................  4

RISK FACTORS...............................................................  6

THE FUND AND ITS MANAGEMENT................................................  8

HOW SHARES CAN BE PURCHASED................................................  9

SERVICES PROVIDED BY THE FUND.............................................. 11

HOW TO REDEEM SHARES....................................................... 13

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS............................ 14

ADDITIONAL INFORMATION..................................................... 15

ANNUAL FUND EXPENSES

      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses

Sales load "charge" on purchases                                    None
Sales load "charge" on reinvested dividends                         None
Redemption fees                                                     None
Exchange fees                                                       None

Annual Fund Operating Expenses(1)
(as a percentage of average net assets)

Management Fee                                                      1.00%
12b-1 Fees                                                          None
Other Expenses                                                      0.81%
  Transfer Agency Fee(1)                           0.38%
  General Services, Administrative
    Services, Registration, Postage(2,3)           0.43%
Total Fund Operating Expenses(2)                                    1.81%

      (1)   Consists   of   the   transfer    agency   fee   described   under
"Additional Information - Transfer and Dividend Disbursing Agent."


      (2) The Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of a new requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, 1995.


      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  $19         $57         $99         $214

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in this Fund will bear directly or indirectly. Such expenses are paid from this Fund's assets. (See "The Fund and Its Management.") This Fund charges no sales load, redemption fee or exchange fee and bears no distribution expenses. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information for each of the two years ended October 31, 1995, the period January 1, 1993 to October 31, 1993, and each of the four years ended December 31, 1992 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1995 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number on the cover of this Prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.

                                                            Period                                                Period
                                                     Year    Ended                                                 Ended
                                                    Ended  October                                              December
                                                October 31      31              Year Ended December 31                31
                                          ---------------  -------     ---------------------------------------- --------
                                            1995     1994    1993>     1992     1991     1990     1989     1988    1987^
International Growth Fund<

PER SHARE DATA
Net Asset Value -
  Beginning of Period                     $17.29   $15.75   $12.57   $14.51   $13.69   $16.16   $14.49   $12.51   $12.50
                                          ---------------   ------    ----------------------------------------- --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.08     0.04     0.08     0.12     0.17     0.26     0.18     0.08     0.15
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                         (0.61)     1.57     3.16    (1.94)    0.82    (2.65)    2.16     1.98     0.00
                                          ---------------   ------    ----------------------------------------- --------
Total from Investment
  Operations                              (0.53)     1.61     3.24    (1.82)    0.99    (2.39)    2.34     2.06     0.15
                                          ---------------   ------    ----------------------------------------- --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                                    0.09     0.07     0.06     0.11     0.17     0.02     0.17     0.08     0.14
In Excess of Net Investment
  Income                                    0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

Distributions from Capital Gains            0.86     0.00     0.00     0.01     0.00     0.06     0.50     0.00     0.00
                                          ---------------   ------    ----------------------------------------- --------
Total Distributions                         0.98     0.07     0.06     0.12     0.17     0.08     0.67     0.08     0.14
                                          ---------------   ------    ----------------------------------------- --------
Net Asset Value - End of Period           $15.78   $17.29   $15.75   $12.57   $14.51   $13.69   $16.16   $14.49   $12.51
                                          ===============   ======   ========================================== ========
TOTAL RETURN                               (2.84%)  10.21%   29.08%* (12.52%)   7.19%  (14.62%)  16.07%   16.61%    1.20%*







RATIOS
Net Assets - End of Period
  ($000 Omitted)                         $75,391 $161,884 $108,677  $35,192  $42,039  $39,237  $41,456  $12,099    $102
Ratio of Expenses to Average
  Net Assets#                             1.81%@    1.50%   1.43%~    1.36%    1.48%    1.48%    1.24%    1.26%   0.99%~
Ratio of Net Investment Income
  to Average Net Assets#                   0.41%    0.46%   0.94%~    0.83%    1.17%    1.85%    1.18%    1.14%   4.32%~
Portfolio Turnover Rate                      62%      87%     46%*      50%      71%      78%      35%      73%      0%*


> From January 1, 1993 to October 31, 1993.

^ From September 22, 1987, commencement of operations, to December 31, 1987.

< The per share information for the International  Growth Fund for 1994 and 1993
was computed based on weighted average shares.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1990, 1989, 1988 and the period ended December 31, 1987. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.49%, 1.71%, 2.00% and 2.00%, respectively, and ratio of net investment income to average net assets would have been 1.84%, 0.71%, 0.40% and 3.31%, respectively.

@ Ratio reflects Total Expenses prior to any expense offset.

~ Annualized




  Further information about the performance of the Fund is contained in the Company's annual report to shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

PERFORMANCE DATA

      From time to time, the Fund will advertise its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Since the Fund has not been in existence as long as ten years, periods of one year, five years and life of the Fund are used.

      Statements of the Fund's total return performance are based upon investment results during a specified period. Thus, any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee, or exchange fee which would affect the total return computation.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized bond indices and indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund ranking and comparisons, which may be used by the Fund in performance reports, will be drawn from the "International Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

INVESTMENT OBJECTIVE AND POLICIES

      The Company consists of three separate portfolios of investments, each represented by a different class of the Company's common stock. This Prospectus relates to INVESCO International Growth Fund; a separate Prospectus for INVESCO European Fund and INVESCO Pacific Basin Fund is available.

      The investment objective of the INVESCO International Growth Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. Therefore, no assurance can be given that the Fund will be able to achieve its investment objective.

      The Fund intends to accomplish its objective by investing substantially all of its assets in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales and earnings, and specifically whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States. During normal market conditions, at least 65% of the Fund's total assets will be invested in foreign securities representing at least three different countries outside of the United States.

     The Fund invests principally in equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock), although it also may purchase debt securities. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Fund is not required to dispose of debt securities whose ratings are downgraded below investment grade. The Fund has not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Fund's equity investments in foreign securities and, therefore, investors in this Fund should consider that investments may consist in part of securities which may be deemed to be speculative. When market, business or economic conditions indicate, in the judgment of Fund Management, that a different investment stance should be assumed, up to 100% of the assets of the Fund may be invested temporarily in domestic securities, consisting of obligations issued or guaranteed by the United States or any instrumentality thereof, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P, or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. While the Fund is in such a defensive position, the opportunity to achieve a high total return will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital appreciation resulting from increases in the value of equity investments.

      It is presently anticipated that the Fund may invest in companies based in (or governments of or within) various areas of the world, including the Far East (Japan, Hong Kong, Korea, Singapore and Malaysia), Western Europe (United Kingdom, Germany, France, Italy and Switzerland), Australia and Canada. The economies of these countries may vary widely in their condition, and may be subject to sudden changes that could have a positive or negative impact on the Fund. Of course, the Fund may invest in such other areas and countries as Fund Management may determine from time to time. The securities in which the Fund invests typically will be traded on the principal stock exchanges in such countries, but also may be traded on regional stock exchanges or on the over-the-counter market in such countries.

      The Fund also may invest in companies located in developing countries. In general, Fund Management considers any country that is not included in the Morgan Stanley Capital International ("MSCI") World Index to be a developing country. As of the date of this Prospectus, the MSCI World Index consists of the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Malaysia, Singapore, and the nations of Western Europe (other than Greece, Portugal and Turkey). (In addition, the MSCI World Index includes certain South African gold mining companies, although Fund Management considers South Africa to be a developing country.) Thus, with the exceptions noted above, developing countries generally include the countries located in Central and South America, Middle and Eastern Europe, Asia and Africa. Investors should recognize that, compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices in these markets tend to be volatile. In addition, investments in developing countries are subject to the same risks as those involved in foreign investments generally. See "Risk Factors." The Fund will limit its investments in developing countries to no more than 20% of its total assets.

      When the Fund invests in foreign securities, such securities are usually denominated in foreign currency and the Fund may temporarily hold funds in foreign currencies. Thus, the Fund's share value is affected by changes in currency exchange rates. Because the Fund's assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Fund's net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Fund will pay dividends in dollars and in such event will incur currency conversion costs. As one way of managing exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).

      The investment objective of the Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Fund is subject to certain investment restrictions which are set forth in the Statement of Additional Information and which may not be altered without approval of shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 5% of total assets of the Fund.

     For  additional   information  concerning  the  investment  objectives  and
operation of the INVESCO International Growth Fund, see "Investment Objectives and Policies" in the Statement of Additional Information.

RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.

     Foreign Securities. The Fund may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other aspects of international investing to consider include:

      -less    publicly    available    information    than    is    generally
available about U.S. issuers;

      -differences   in   accounting,   auditing   and   financial   reporting
standards;

      -generally    higher    commission    rates   on    foreign    portfolio
transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

      -less   government   regulation   of  stock   exchanges,   brokers   and
listed companies abroad than in the United States; and

      -investments  in certain  countries may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      Repurchase Agreements. The Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit), subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.

     Restricted Securities. The Fund may invest from time to time in securities subject to legal or contractual restrictions on resale ("restricted securities"), or securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the
Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The restricted securities that may be purchased subject to the foregoing 2% limitation include securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur delays associated with effecting registration.

      Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions, and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see the Company's Statement of Additional Information.

      Securities Lending. The Fund also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 10% of the Fund's total assets (taken at market value).

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case, and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Fund's portfolio turnover rate is set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, is discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Fund's predecessor portfolio, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Fund for periods prior to July 1, 1993 relates to such former fund. On July 1, 1993, the Company also assumed, through its INVESCO European and Pacific Basin Funds, all of the assets and liabilities of those funds' predecessors, the European and Pacific Basin Portfolios of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. The overall supervision of the Fund is the responsibility of the Company's board of directors.

      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser. Under this agreement, INVESCO is primarily responsible for providing the Fund with portfolio management and various administrative services, and supervising the Fund's daily business affairs. These services are subject to review by the Fund's board of directors.


      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of October 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $11.1 billion on behalf of over 784,000 shareholders.


      Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund, the INVESCO European Small Company Fund, and the INVESCO Latin American Growth Fund. Although the Fund is not a party to the sub-advisory agreement, that agreement has been approved by the shareholders of the Fund.


^


      The Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of the Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to the Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.

      The Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at an annual rate of 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the average net assets of the Fund in excess of $1 billion. For the fiscal period ended October 31, 1995, the advisory fees paid to INVESCO Funds Group, Inc., amounted to an annual rate of 1.00% of the average net assets of the Fund. While the portions of INVESCO's fees which are equal to or higher than 0.75% of the Fund's net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds of comparable asset levels to the INVESCO International Growth Fund whose assets are invested primarily in equity securities of companies located outside the United States.

      Out of the advisory fees which it receives from the Fund, INVESCO pays IAML, as sub-adviser to the Fund, a monthly fee, which is computed at the annual rates of 0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion. No fee is paid by the Fund to IAML.

     The Company also has entered into an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping, and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Fund maintained by certain retirement and employee benefit plans for the benefit of participants of such plans. For such services, the Fund pays

INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per annum of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

      The Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Fund (prior to any expense offset), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of its average net assets for the fiscal period ended October 31, 1995, were 1.81%.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of broker-dealer financial responsibility coupled with broker-dealer ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified broker-dealers which recommend the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

      The Fund's shares are sold on a continuous basis by INVESCO, as the Fund's Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

     PURCHASE  ORDERS  MUST  SPECIFY THE FUND IN WHICH THE  INVESTMENT  IS TO BE
MADE.

     The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest account, as described below in the Prospectus section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make minimum monthly purchases of $50; (2) those shareholders investing in an Individual Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-sheltered retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, DOES NOT apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and, thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

      The purchase of Fund shares can be expedited by placing bank wire, overnight courier, or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this Prospectus. Order sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

      Orders to purchase shares of the Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be cancelled due to nonpayment, you will be responsible for any related loss the Company or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Fund, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in this Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Company in any transaction. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Company reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Company.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of all of this Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUND

      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded, and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

     Reinvestment of Distributions. Dividends and other gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex- dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of this Fund may be exchanged for shares of any other Fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

     The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account

Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange privilege of any shareholder who requests more than four exchanges a year. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

     EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

      Tax-Deferred Retirement Plans. Shares of this Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans, and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of this Fund may be redeemed at any time at its current net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

     If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post

Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

      BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

     Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. For INVESCO Trust Company sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account, or wired (minimum $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

      The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund qualifies and elects to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on a Fund account by ensuring that INVESCO has a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders annually, at the discretion of the Company's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending on how long the Fund held the security which gave rise to the gains. The capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

      Shareholders also may realize capital gains or losses when they sell Fund shares at more or less than the price originally paid.

     Shareholders  are  encouraged to consult their tax advisers with respect to
these  matters.   For  further   information   see   "Dividends,   Capital  Gain
Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Company's Funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for an individual fund, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only the shareholders of the fund or funds affected by the matter will be entitled to vote. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $14.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or record-keeping fee of up to $14.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                    INVESCO INTERNATIONAL GROWTH FUND

                                    A  no-load   mutual  fund  seeking   capital
                                    appreciation     through    investment    in
                                    designated geographical sectors.

                                    PROSPECTUS
                                    February 29, 1996

To receive general information and prospectuses on any of INVESCO's funds, or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street
      Denver Tech Center

      7800 E. Union Avenue
      Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
February 29, 1996

                      INVESCO INTERNATIONAL FUNDS, INC.

          A no-load  mutual  fund  seeking  capital   appreciation   through
                investment in designated geographical sectors.

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

      INVESCO INTERNATIONAL FUNDS, INC. (the "Company") is an open-end management investment company organized in series form consisting of three funds: the INVESCO European Fund, the INVESCO Pacific Basin Fund and the INVESCO International Growth Fund (the "Funds"). The INVESCO European Fund and INVESCO Pacific Basin Fund seek to provide investors with capital appreciation. The
INVESCO International Growth Fund seeks to achieve a high total return on investment through capital appreciation and current income. Each of the Funds invests primarily in equity securities. Investors may purchase shares of any or all Funds. The following are available:

      The INVESCO EUROPEAN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific European countries.

      The INVESCO PACIFIC BASIN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific Far Eastern or Western Pacific countries

      The INVESCO INTERNATIONAL GROWTH FUND seeks to achieve its investment objective by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings.

      Additional funds may be offered in the future.

      Separate Prospectuses for the Funds dated February 29, 1996, which provide the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in each Prospectus. It is intended to provide you additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO Funds Group, Inc.

                              TABLE OF CONTENTS

                                                                          Page


INVESTMENT POLICIES AND RESTRICTIONS.......................................  4

THE FUNDS AND THEIR MANAGEMENT............................................. 12

HOW SHARES CAN BE PURCHASED................................................ 26

HOW SHARES ARE VALUED...................................................... 26

FUND PERFORMANCE........................................................... 28

SERVICES PROVIDED BY THE FUND.............................................. 29

TAX-DEFERRED RETIREMENT PLANS.............................................. 30

HOW TO REDEEM SHARES....................................................... 30

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES........................... 31

INVESTMENT PRACTICES....................................................... 33

ADDITIONAL INFORMATION..................................................... 36

INVESTMENT POLICIES AND RESTRICTIONS

      The investment objectives and policies of the Funds are discussed in their respective Prospectuses under the heading "Investment Objectives and Policies." Further information about the Funds' respective investment policies and restrictions is set forth below.

      Foreign Securities. The Funds invest primarily in foreign securities. Investments in non-U.S. securities involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company. Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non- U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. Securities denominated in non-U.S. currencies, whether issued by a non-U.S. or a U.S. issuer, may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and costs will be incurred in connection with conversions from one currency to another. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Generally, the foreign currency exchange transactions of the Funds will be conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market.

     Forward Foreign Currency Contracts. The Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. The Funds will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser and sub-adviser (collectively, "Fund Management"). The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitations on investing in illiquid securities, discussed in the Prospectuses.

      Restricted/144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Loans of Portfolio Securities. All of the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to earn income on the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by Fund

Management under procedures established by the board of directors, to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

      Repurchase Agreements. All of the Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Company's custodian bank until the repurchase agreement is completed.

      Investment Restrictions. As described in the section of each Fund's Prospectus entitled "Investment Objectives and Policies," the Funds operate under certain investment restrictions. These policies are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

INVESCO Pacific Basin and European Funds

      Under these restrictions, neither the INVESCO Pacific Basin or European Funds, nor the Company on behalf of such Funds, will:

      (1) issue senior securities as defined in the 1940 Act (except insofar as the Company may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and

            Exchange Commission set forth in Investment Company Act Release No. 10666);

      (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding 10% of total net assets. A Fund will not purchase additional securities while any borrowings on behalf of that Fund exist;

      (3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies);

      (4)   purchase  the  securities  of  any  company  if  as  a  result  of
            such   purchase   more   than  10%  of  total   assets   would  be
            invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;

      (5)   sell  short  or  buy  on  margin,  or  write,   purchase  or  sell
            puts or calls or combinations thereof;

      (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

      (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation, and except that not more than 10% of the INVESCO Pacific
            Basin Fund's and the INVESCO European Fund's total assets may be invested in shares of closed-end investment companies within the limits of Section 12(d)(1) of the 1940 Act;

      (8)   invest   in  any   company   for   the   purpose   of   exercising
            control or management;

      (9) engage in the underwriting of any securities, except insofar as the Company may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

      (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Fund's total net assets (taken at current value). No more than 10% of a Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (11) purchase securities of any company in which any officer or director of the Company or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Company and its investment adviser, as a group, own more than 5% of such securities;

      (12)  purchase     securities    (except     obligations    issued    or
            guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause a Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer;

      (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

      In addition to the above restrictions, a fundamental policy of the INVESCO Pacific Basin Fund and the INVESCO European Fund is not to invest more than 25% of their respective total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry.

      In applying restriction (1) above, the INVESCO Pacific Basin and European Funds will enter into repurchase agreements only if such agreements are in accordance with all applicable positions of the staff of the Securities and Exchange Commission, including Investment Company Act Release No. 10666.

INVESCO International Growth Fund

      Under these restrictions, neither INVESCO International Growth Fund, nor the Company on behalf of such Fund, will:

      (1) other than investments by the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

      (2) invest in the securities of any one issuer, other than the United States Government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

      (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the 1933 Act, as amended, in connection with the disposition of the Fund's portfolio securities;

      (4)   invest  in  companies  for  the  purpose  of  exercising   control
            or management;

      (5) issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

      (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;

      (7)   make   short   sales   of   securities   or   maintain   a   short
            position;

      (8) purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (9) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      (10)  purchase or sell commodities or commodity contracts;

      (11) make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities to broker-dealers or other institutional investors;

      (12)  purchase   securities  of  other   investment   companies   except
            (i)    in    connection    with    a    merger,     consolidation,
            acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total
            assets   of   the   Fund   would   be    invested   in   any   one
            investment   company,   and   (iii)  no  more   than  10%  of  the
            value  of  the  total   assets  of  the  Fund  would  be  invested
            in the securities of such investment companies. The Company may invest from time to time a portion of the
            Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees;

      (13) invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of the Fund's total assets in such securities, or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value of the Fund's total assets in such securities.

      In applying restriction (13) above, the INVESCO International Growth Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.

     With respect to investment restriction (4) applicable to the INVESCO Pacific Basin and European Funds, and restriction (13) applicable to the INVESCO International Growth Fund, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the

Funds' limitations on investing in illiquid securities, securities that are not readily marketable or securities which do not have readily available market quotations. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Funds' respective limitations on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.


      In applying the industry concentration investment restrictions applicable to the Funds, the Company uses an industry classification system for international securities based on information obtained from Bloomberg L.P., Moody's International and the O'Neil Database published by William O'Neil & Co., Inc.

      In addition, the Company has adopted the following additional investment restrictions for the Funds in order to qualify the Funds' shares for sale in certain states. These restrictions are not fundamental and may be changed by the Company's board of directors without shareholder approval.

      The Company has given an undertaking to the State of Arizona regarding the Funds' investments in warrants. A Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and will be limited to warrants listed on the principal securities exchange of the country in which the issuer is domiciled.

      The Company also has given the following undertakings to the State of Texas. A Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets, of which amount not more than 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchange. No Fund will buy or sell any oil, gas, or other mineral interests (including mineral leases) or exploration programs. No Fund will buy or sell real property (including limited partnership interests therein), but may buy or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

     The Company also has given undertakings to the State of Arkansas that (1) a Fund may purchase or write put and call options on securities, or straddles, spreads, or combinations thereof, only if by reason thereof the value of the

Fund's aggregate investment in such classes of securities will be 5% or less of its total assets; and (2) no Fund will purchase any interests in oil, gas or other mineral exploration or development programs.

      The Company has given an undertaking to the State of Missouri that the Funds will limit investments in securities which are secured by real estate or real estate interests only to those securities which are readily marketable.

      The  Company  also has given  the  following  undertaking  to the State of
California: The Funds will not engage in the purchase or sale of shares of any open-end investment companies, as long as such purchases are not permitted by California regulations.

THE FUNDS AND THEIR MANAGEMENT

      The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the INVESCO European Fund and INVESCO Pacific Basin Fund, assumed all of the assets and liabilities of the European Portfolio and Pacific Basin Portfolio, respectively, of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. In addition, on July 1, 1993, the Company, through the INVESCO International Growth Fund, assumed all of the assets and liabilities of the Financial International Growth Fund, a series of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios and series (collectively, the "Predecessor Funds").

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of INVESCO European Fund, INVESCO Pacific Basin Fund and INVESCO International Growth Fund. IAML has the primary responsibility for providing portfolio investment management services to these Funds. IAML is an indirect wholly-owned subsidiary of INVESCO PLC.

     INVESCO is an indirect, wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, INVESCO PLC provides investment services around the world. INVESCO was acquired by INVESCO PLC in 1982 and as of October 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, on behalf of over 784,000 shareholders. INVESCO PLC's other North American subsidiaries include the following:

      --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

      --INVESCO     Management     &     Research,     Inc.     of     Boston,
Massachusetts, primarily manages pension and endowment accounts.

      --PRIMCO   Capital   Management,    Inc.   of   Louisville,    Kentucky,
specializes   in  managing   stable   return   investments,   principally   on
behalf of Section 401(k) retirement plans.

      --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.

      The corporate headquarters of INVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Prospectuses, INVESCO and IAML permit investment and other personnel to purchase and sell securities for their own accounts in accordance with compliance policies governing personal investing by directors, officers and employees of INVESCO and IAML. These policies require officers, inside directors, investment and other personnel of INVESCO and IAML to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the applicable policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

      In addition to the pre-clearance requirement described above, the policies subject officers, inside directors, investment and other personnel of INVESCO and IAML to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policies. The provisions of these policies are administered by and subject to exceptions authorized by INVESCO or IAML.

      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Company which was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the Predecessor Funds at meetings held on May 24, 1993, the Predecessor Funds, as the initial shareholders of the Company, approved the Agreement on June 24, 1993 for an initial term expiring April 30, 1995. The Agreement has been continued by action of the board of directors until April 30, 1996, and thereafter may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that INVESCO shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub- adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by INVESCO are borne by the Funds.

      As full compensation for its advisory services to the Company, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of:

      (a)   INVESCO   Pacific   Basin  and  European   Funds:   0.75%  on  the
            first  $350   million  of  each   Fund's   average   net   assets;
            0.65% on the next $350 million of each Fund's average net assets; and 0.55% on each Fund's average net assets in excess of $700 million;

      (b) INVESCO International Growth Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the Fund's average net assets in excess of $1 billion.

      The advisory fee is calculated daily at the applicable annual rate and paid monthly. While the portions of INVESCO's fees which are equal to or greater than 0.75% of the net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds comparable to the Funds, whose assets are invested primarily in equity securities of companies located outside the United States.

      Certain states in which the shares of each of the Funds are qualified for sale currently impose limitations on the expenses of each of the Funds. At the date of this Statement of Additional Information, the most restrictive state-imposed annual expense limitation requires that INVESCO absorb any amount necessary to prevent any Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of that Fund's first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. No payment of the investment advisory fee will be made to the investment adviser which would result in any of the Funds' expenses exceeding, on a cumulative annualized basis, this state limitation. During the past year, INVESCO did not absorb any amounts under this provision.

     Sub-Advisory Agreement. IAML serves as sub-adviser to the INVESCO European and Pacific Basin Funds pursuant to a sub-advisory agreement (the "European-Pacific Basin Sub-Agreement") with INVESCO that was assumed by IAML from MIM International Limited ("MIL"), another indirect wholly-owned subsidiary of INVESCO PLC, on November 10, 1995. The European-Pacific Basin Sub- Agreement was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not

"interested persons" of the Company, INVESCO, IAML or MIL at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the respective Predecessor Funds at meetings held on May 24, 1993, the respective Predecessor Funds, as the initial shareholders of the INVESCO European and Pacific Basin Funds, approved the European-Pacific Basin Sub-Agreement on June 24, 1993, for an initial term expiring April 30, 1995. The European-Pacific Basin Sub-Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the European-Pacific Basin Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the European-Pacific Basin Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The European- Pacific Basin Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      IAML serves as sub-adviser to the INVESCO International Growth Fund pursuant to a sub-advisory agreement (the "International Growth Sub-Agreement") with INVESCO that was approved on October 25, 1995 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO or IAML at a meeting called for such purpose. The International Growth Sub-Agreement became effective on February 2, 1996 when it was approved by a majority of the shareholders of the Fund at a meeting called for such purpose, and will remain in force for an initial term expiring April 30, 1997. After the expiration of the initial term, the International Growth Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the International Growth Sub-Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The International Growth Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty
(60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The European-Pacific Basin Sub-Agreement and the International Growth Sub-Agreement (collectively, the "Sub-Agreements") provide that IAML, subject to the supervision of INVESCO, shall manage the investment portfolios of the Funds in conformity with each such Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML; (e) determining what portion of each applicable Fund should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

      The Sub-Agreements provide that, as compensation for its services, IAML shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the INVESCO European and Pacific Basin Funds, the fee is calculated at the annual rate of: 0.45% on the first $350 million of each Fund's average net assets; 0.40% on the next $350 million of each Fund's average net assets; and 0.35% on each Fund's average net assets in excess of $700 million. With respect to the INVESCO International Growth Fund, the fee is computed at the annual rate of:
0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees are paid by INVESCO, NOT the Funds.

     Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Company pursuant to an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement"). The Administrative Agreement was approved on April 21, 1993, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring April 30, 1994, and has been renewed through April 30, 1996. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Funds: (A) such sub- accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants of such plans. As full compensation for services provided under the Administrative Agreement, the Company pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year per Fund, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund of the Company.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Company pursuant to a Transfer Agency Agreement, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on April 21, 1993, for an initial term expiring April 30, 1994. The Transfer Agency Agreement has been continued by action of the board of directors until April 30, 1996, and thereafter may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $14.00 per shareholder account or omnibus account participant. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.

      For the fiscal years ended  October 31, 1995,  1994 and 1993,  the INVESCO
European   and  Pacific   Basin  Funds  paid  the   following   advisory   fees,
administrative services fees and transfer agency fees:

                            INVESCO European Fund
                            ---------------------
Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1995                   $1,815,386              $46,308             $869,684
1994                    2,503,180               60,180              698,202
1993                    1,235,975               34,720              324,579

                          INVESCO Pacific Basin Fund
                          --------------------------
Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1995                   $1,571,623              $41,483             $852,343
1994                    2,255,967               55,169              615,420
1993                      945,962               28,919              193,283

                      INVESCO International Growth Fund
                      ---------------------------------
      For the fiscal years ended October 31, 1995 and 1994, and the period January 1, 1993 to October 31, 1993, the INVESCO International Growth Fund paid the following advisory fees, administrative services fees and transfer agency fees:

Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1995                   $  963,765              $24,541             $361,657
1994                    1,307,707               29,616              242,814
1993                      614,331               17,548               52,761

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund, with the exception of Messrs. Hesser and Sim, also are trustees of INVESCO Treasurer's Series Trust and directors of INVESCO Advisor Funds, Inc. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of INVESCO PLC, London, England, and of subsidiaries thereof; Chairman of the Board of INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and The Global Heath Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.


     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Advisor Funds, Inc.^ and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado;

Director ^ of ING America Life^ Insurance ^ Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado.
Born: January 12, 1928.


     DAN J. HESSER,+* President and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc., and Director of INVESCO Trust Company. Trustee of The Global Health Sciences Fund. Born:
December 27, 1939.


     VICTOR L. ANDREWS,** Director. ^ Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia^; President, Andrews Financial Associates, Inc. (consulting firm); formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc.
Address: ^ 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     FRANK M. BISHOP*, Director. President and Chief Operating Officer of INVESCO Inc. since February, 1993; Director of INVESCO Funds Group, Inc. since March 1993; Director (since February 1993), Vice President (since December
1991), and Portfolio Manager (since February 1987), of INVESCO Capital Management, Inc. (and predecessor firms), Atlanta, Georgia. Address: 1315 Peachtree Street, N.E., Atlanta, Georgia. Born: December 7, 1943.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens

Circle, Dallas, Texas. Born: July 25, 1930.


     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.


     ^ A. D. FRAZIER, JR.,** Director. Chief Operating Officer of the Atlanta Committee for the Olympic Games. From 1982 to 1991, Mr. Frazier was employed in various capacities by First Chicago Bank, most recently as Executive Vice President of the North American Banking Group. Trustee of The Global Health Sciences Fund. Director of Charter Medical Corp. Address: 250 Williams Street, Suite 6000, Atlanta, Georgia 30301. Born: June ^ 23,

1944.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MC INTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and
Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Company.
Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.

     R. DALTON SIM*, Director. Chairman of the Board (since March 1993) and President (since January 1991) of INVESCO Trust Company; Director since June 1987 and, formerly, Executive Vice President and Chief Investment Officer (June 1987 to January 1991) of INVESCO Funds Group, Inc.; President (since 1994) and Trustee (since 1991) of The Global Health Sciences Fund. Born: July 18, 1939.

     GLEN A. PAYNE, Secretary. Senior Vice President, General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company since August 1992; Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

      *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

      **Member of the management liaison committee of the Company.

      As of December 30, 1995, officers and directors of the Company, as a group, beneficially owned less than 1% of each Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended October 31, 1995: the compensation paid by the Company to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Complex.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
Name of Person,         tion From        Company           Upon        Paid To
Position                 Company1      Expenses2    Retirement3     Directors1
--------                 --------      ---------    -----------     ----------

Fred A.Deering,          $  5,158        $ 1,725        $ 1,518     $ ^ 87,350
Vice Chairman of

  the Board

Victor L. Andrews           4,661          1,630          1,757         68,000

Bob R. Baker                4,989          1,456          2,355         73,000


Lawrence H. Budner          4,661          1,630          1,757       ^ 68,350

Daniel D. Chabris           4,989          1,860          1,249       ^ 73,350


A. D. Frazier, Jr.4         1,962              0              0         63,500

Kenneth T. King             4,771          1,792          1,377         70,000


John W. McIntyre4           2,099              0              0       ^ 67,850

Total                     $33,290        $10,093        $10,013     ^ $571,400

% of Net Assets           .0073%5        .0022%5                    ^ 0.0043%6


      1The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      2Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     3These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4Messrs. Frazier and McIntyre began serving as directors of the Company on April 19, 1995.

     5Totals as a percentage of the Company's net assets as of October 31, 1995.

     6Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1995.

     Messrs. Bishop, Brady, Hesser, and Sim, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 25% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Advisor and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee which is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      The shares of each Fund are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value for each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Funds' distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of each of the Fund's shares on a no-load basis.

HOW SHARES ARE VALUED

      As described in the section of each Fund's Prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      The net asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Funds, and other assets used in computing net asset value, generally are determined as of the time regular trading in such securities or assets is completed each day. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset values. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE

      As   discussed  in  the  section  of  each  Fund's   Prospectus   entitled
"Performance  Data," the Company  advertises the total return performance of its

Funds. Average annual total return performance  for  each Fund for the indicated
periods   ended   October  31,  1995, was as follows:
                                                                     10 Years/
                                                                       Life of
Fund                                      1 Year     5 Years              Fund
---------                                 ------     -------         ---------
European                                  10.42%       6.94%          7.82%(1)
Pacific Basin                            (8.31)%       6.37%         11.86%
International Growth                     (2.84)%       4.02%          4.89%(2)
-----------------

      (1) 113 months (9.42 yrs.)
      (2) 97 months (8.08 yrs.)

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance

      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of each Fund's Prospectus entitled "Services Provided By the Funds" each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in that Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Privilege. As discussed in the section of each Fund's Prospectus entitled "Services Provided by the Funds," the Funds offer shareholders the privilege of exchanging shares of the Funds for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of each Fund's Prospectus entitled "Services Provided by the Funds," shares of the Funds may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company has obligated itself under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES

      The Company intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company so qualified in the fiscal year ended October 31, 1995, and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Funds will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by each Fund from net investment income, as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions, are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year, information on foreign source income and foreign taxes, and the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which each Fund derives from its portfolio investments.

      Distributions by each Fund of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

     All  dividends  and other  distributions  are  regarded  as  taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Funds may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gains distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Funds. Brokerage costs to each Fund are commensurate with the rate of portfolio activity. During the fiscal years ended October 31, 1995 and 1994, the INVESCO European Fund's portfolio turnover rates were 96% and 70%, respectively; the INVESCO Pacific Basin Fund's portfolio turnover rates were 56% and 70%, respectively; and the INVESCO International Growth Fund's portfolio turnover rates were 62% and 87%, respectively.

      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     Placement of Portfolio Brokerage. Either INVESCO or IAML, as the Company's investment adviser or sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon their evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on portfolio transactions of each Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions ^, Fund Management also endeavors to monitor brokerage industry practices with regard to the commissions ^ charged by brokers/dealers on transactions effected for other comparable institutional investors. While Fund Management seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission^ or spread^ available.


      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.


      In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions ^ are in excess of those which other brokers might have charged for effecting the same transactions.


      Portfolio transactions may be effected through qualified broker/dealers who recommend the Funds to their clients, or who act as agent in the purchase any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker/dealers.


     Certain brokers are paid a fee (the "Broker's Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the brokers. The Broker's Fee is based on the average daily value of the investments in each Fund made by a broker and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The Company's directors have authorized each Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in a broker's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the broker as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Broker's Fee.

The Company's directors have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain brokers that sponsor NTF
Programs, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by a broker from executing portfolio transactions on behalf of a specific Fund may be credited by the broker against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis which has resulted from negotiations between INVESCO and the broker. INVESCO, in turn, applies any such credits to the transfer agency fee it charges to the Fund. Thus, the Fund pays sub- transfer agency or recordkeeping fees to the broker in payment of the Broker's Fee only to the extent that such fees are not offset by the Fund's credits. INVESCO itself pays the portion of a Fund's Broker's Fee, if any, that exceeds the sub-transfer agency or recordkeeping fee. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular broker's omnibus accounts in that Fund exceeds the Broker's Fee applicable to that Fund, INVESCO may carry forward the excess through the end of the Company's fiscal year and apply it to future Broker's Fees payable to that broker with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Company.



      The aggregate dollar amounts of brokerage commissions paid by the INVESCO European and Pacific Basin Funds for the fiscal years ended October 31, 1995, 1994, and 1993, were $51,678, $486,571, and $103,126, respectively, for the
European Fund and $18,451, $24,970, and $311, respectively, for the INVESCO Pacific Basin Fund. For the fiscal year ended October 31, 1995, brokers providing research services received $0 in commissions on portfolio transactions effected for the INVESCO European Fund and INVESCO Pacific Basin Fund on aggregate portfolio transactions of $0. The INVESCO Pacific Basin and European Funds each paid $0 in compensation to brokers for the sale of shares of these Funds during the fiscal year ended October 31, 1995.

      The aggregate dollar amount of brokerage commissions paid by the INVESCO International Growth Fund for the fiscal years ended October 31, 1995 and 1994 and the period January 1, 1993 to October 31, 1993 were $35,623, $561,639 and $355,739, respectively. During the year ended October 31, 1995, no commissions were paid to brokers in connection with their provision of research services to the Fund.

      The increased brokerage commissions paid by the Funds in fiscal 1994 versus the other fiscal years were primarily the result of the increased volume of purchases and sales of Fund shares by investors, which resulted in higher levels of purchases and sales of portfolio securities and corresponding increases in the amounts of brokerage commissions.

      At October 31, 1995, each of the Funds held securities of its regular brokers or dealers, or their parents, as follows:

                                                                   Value of
                                                                 Securities
Fund                 Broker or Dealer                           at 10/31/95
----                 ----------------                           -----------
Pacific Basin        Nomura Securities Co., Ltd.                 $2,743,290
Fund

European Fund        Associates Corp. of North America            2,849,000

                     Prudential Corp. PLC                           437,394

International        State Street Bank and Trust Co.              5,990,000
Growth Fund
                     Nomura Securities Co., Ltd.                    640,101

      Neither INVESCO nor IAML receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between INVESCO, IAML or any person affiliated with INVESCO, IAML or the Funds and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION

      Common Stock. The Company has 500,000,000 authorized shares of common stock with a par value of $0.01 per share. As of October 31, 1995, 31,849,814 of such shares were outstanding. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of the Company's three Funds. The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

      All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

      Principal    Shareholders.    As   of    November    30,    1995,    the
following   entities   held   more   than   5%  of  the   Funds'   outstanding
equity securities.

                                           Amount and Nature           Percent
Name and Address                                of Ownership          of Class
----------------                           -----------------          --------
INVESCO Pacific Basin Fund
--------------------------
Charles Schwab & Co., Inc.                  6,147,590.33 sh.            38.20%
Reinvestment Account                                  Record
101 Montgomery St.
San Francisco, CA  94104

INVESCO European Fund
---------------------
Charles Schwab & Co., Inc.                  6,408,539.62 sh.            35.73%
Reinvestment Account                                  Record
101 Montgomery St.
San Francisco, CA  94104

INVESCO International Growth Fund
---------------------------------
Commerce Bank of Kansas                     1,922,569.59 sh.            29.13%
  City Trustee for                                Record and
  Farmland Industries                             Beneficial
Coop Retirement Plan
P.O. Box 419248
Kansas City, MO  64141

Charles Schwab & Co., Inc.                  1,134,355.22 sh.            17.19%
Reinvestment Account                                  Record
101 Montgomery St.
San Francisco, CA  94104

     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of each of the Funds, and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Funds.

      Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended October 31, 1995 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1995.

      Prospectuses. The Company will furnish, without charge, a copy of the Prospectus for each of its Funds, upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.